                                                                   Exhibit 3-259
--------------------------------------------------------------------------------

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE

                               November 04, 2003

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

                         SCHUYLKILL NURSING HOMES, INC.


I, Pedro A. Cortes, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct photocopy of Articles of Incorporation and all Amendments which appear of record in this department


   [graphic omitted]                       IN TESTIMONY WHEREOF, I have
                                                hereunto set my hand and
                                                caused the Seal of the
                                                Secretary's Office to be
                                                affixed, the day and year
                                                above written.


                                              /s/ [graphic omitted]
                                              ----------------------------------
                                              Secretary of the Commonwealth

                                                                    dboyer

DSCB704 (Rev. 81)                                                PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
                                                                 |X|  DOMESTIC BUSINESS CORPORATION
               ARTICLES OF INCORPORATION                                                                                    FEE
                (PREPARE IN TRIPLICATE)                          |_|  DOMESTIC BUSINESS CORPORATION                        $75.00
                                                                      A CLOSE CORPORATION - COMPLETE BACK
              COMMONWEALTH OF PENNSYLVANIA
        DEPARTMENT OF STATE - CORPORATION BUREAU                 |_|  DOMESTIC PROFESSIONAL CORPORATION
    308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120                   ENTER BOARD LICENSE NO.
------------------------------------------------------------------------------------------------------------------------------------
010 NAME OF CORPORATION MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER
16F.S. 2908 a)
     SCHUYLKILL NURSING HOMES, INC.
------------------------------------------------------------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE)
    221 Mahantongo Street
------------------------------------------------------------------------------------------------------------------------------------
012 CITY                                033 COUNTY                013 STATE                064 ZIP CODE
Pottsville                              Schuylkill                   PA                        17901
------------------------------------------------------------------------------------------------------------------------------------

050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION


     To engage in and do any lawful act, including manufacturing, for which a corporation may be incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania; to invest in, and to aid by loans, by making guarantees, and in any other manner, any business enterprises affiliated with this corporation or in which this corporation has any direct or indirect interest, or with which this corporation does business, or the business of which is a direct or indirect benefit to this corporation.


(ATTACH 81/2 x 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
The Aggregate Number of Shares, Classes of Shares and Par Value of Shares
which the Corporation shall have Authority to Issue:

                                             041 Stated Par Value Per         042 Total Authorized Capital     031 Term of Existence
040 Number and Class of Shares               Share If Any -0-                           $100,000                       Perpetual
100,000 sh. common
------------------------------------------------------------------------------------------------------------------------------------
The Name and Address of Each Incorporator, and the Number and Class of Shares
Subscribed to by each incorporator:

                          061, 062
060 Name                  063, 064 Address                 (Street, City, State, Zip Code)                  Number & Class of Shares
------------------------------------------------------------------------------------------------------------------------------------
James J. Riley            221 Mahantongo St.,               Pottsville, PA 17901                            1 sh. common
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               (ATTACH 81/2 x 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------

  IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION
  THIS               26th              DAY OF           May                1988.



                                                 /s/ James J. Riley
-----------------------------------              -------------------------------
                                                 JAMES J. RILEY
-----------------------------------              -------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       - FOR OFFICE USE ONLY -
------------------------------------------------------------------------------------------------------------------------------------
030 FILED    002 CODE                003 REV BOX        SEQUENTIAL NO.                       100 MICROFILM NUMBER
                                                                                             8839 27
------------------------------------------------------------------------------------------------------------------------------------
MAY 31 1988
             REVIEWED BY             004 SICC                 AMOUNT                         001 CORPORATION NUMBER
                                                           $                                 1038510
------------------------------------------------------------------------------------------------------------------------------------
             DATE APPROVED                              INPUT BY                             LOG IN                 LOG IN (REFILE)
                                                        /s/ [graphic omitted]
------------------------------------------------------------------------------------------------------------------------------------
             DATE REJECTED           CERTIFY TO         VERIFIED BY                          LOG OUT                LOG OUT (REFILE)
                                     |_| REV.           /s/ [graphic omitted]
             MAILED BY   DATE        |_| L&I
                                     |_| OTHER
  /s/ [graphic omitted]

Secretary of the Commonwealth
    Department of State
Commonwealth of Pennsylvania

DSCS:BCL 204 (Rev 81)                                    CORPORATE                           BUREAU USE ONLY (o)
Filing Fee: None                                    REGISTRY INFORMATION                     Department of State o
                                                            FOR                              o
COMMONWEALTH OF PENNSYLVANIA                        DEPARTMENTS OF STATE                     o       o
    DEPARTMENT OF STATE                                 AND REVENUE                          o       o
    CORPORATION BUREAU                              (FILE IN TRIPLICATE)
308 NORTH OFFICE BUILDING,
   HARRISBURG, PA 17120

------------------------------------------------------------------------------------------------------------------------------------
|X| BUSINESS CORPORATION                      |_| NON-PROFIT CORPORATION                 |_|  MOTOR VEHICLE FOR HIRE
------------------------------------------------------------------------------------------------------------------------------------
1    Name of Corporation/Business                                                        2  o
     Schuylkill Nursing Homes, INC.
------------------------------------------------------------------------------------------------------------------------------------
3    Location of initial Registered Office in Pennsylvania (Street/Route, City, County, State, Zip Code
     221 Mahantongo Street
     -------------------------------------------------------------------------------------------------------------------------------
     (Street and Number of P.O Number and Box)
     Pottsville                          Schuylkill                PA                     17901
     -------------------------------------------------------------------------------------------------------------------------------
     (City or Town)                     (County)                   Street                 Zip Code
------------------------------------------------------------------------------------------------------------------------------------
4    Mailing Address if different than 3 location where correspondence o
     -------------------------------------------------------------------------------------------------------------------------------
     (Street and Number of P.O Number and Box)

     -------------------------------------------------------------------------------------------------------------------------------
     (City or Town)                      (County)                  State                  Zip Code
------------------------------------------------------------------------------------------------------------------------------------
5A   Foreign corporations: Location of proposed registered office                                         5B. Date Business Started
     (Street and Number, Post Office, State)
------------------------------------------------------------------------------------------------------------------------------------
6    Principal Officers (President, Vice President, Secretary, Treasurer)
------------------------------------------------------------------------------------------------------------------------------------
     A. Name                                            Title                             Social Security Number
        Russell Twigg                                  President                          ###-##-####
------------------------------------------------------------------------------------------------------------------------------------
     Home Address
        P. O. Box 513, Williamsport, PA 17701-7703
------------------------------------------------------------------------------------------------------------------------------------
     B. Name                                            Title                             Social Security Number
       Jesse Achenbach                            Secretary/Treasurer                     ###-##-####
------------------------------------------------------------------------------------------------------------------------------------
     Home Address
       1819 Howard Avenue, Pottsville, PA 17901
------------------------------------------------------------------------------------------------------------------------------------
     C. Name                                            Title                             Social Security Number
------------------------------------------------------------------------------------------------------------------------------------
     Home Address
------------------------------------------------------------------------------------------------------------------------------------
     D. Name                                            Title                             Social Security Number
------------------------------------------------------------------------------------------------------------------------------------
     Home Address
------------------------------------------------------------------------------------------------------------------------------------
7    Date and State of Incorporaiton of Organisation
     Date:                                     State:
------------------------------------------------------------------------------------------------------------------------------------
8    Applicant is operating as:
     |_| Corporation  |_| An Individual  |_| Co-Partnership  |_| Joint Stock Association  |_| Association of individuals  |_| Other
------------------------------------------------------------------------------------------------------------------------------------
9    Provide the Act of General Assembly or authority under which you are organized or incorporated (full citation of statute or status - attach a separate sheet if more space is required)
------------------------------------------------------------------------------------------------------------------------------------
10A  Is the Corporation authorized to issue capital stock?       No         Yes           Amount of Capital paid in and Date
                                                                                          10B
     If yes, amount authorized? 100,000 shares                                            Amount                  Date
------------------------------------------------------------------------------------------------------------------------------------
11   Is the Corporation part of a system operating in Pennsylvania         |_| No        |_| Yes
     If yes, provide parent's box number, name and subsidiary corporation. (Attach a separate sheet listing subsidiary corporation)
     Box Number:                    Name:
------------------------------------------------------------------------------------------------------------------------------------
12   Corporations fiscal year ends                                                     13   Standard Industrial Classification Code
------------------------------------------------------------------------------------------------------------------------------------
14   Describe Principal business activity to be engaged in, within one year of this application date (attach separate sheet if necessary) For Motor Vehicles. Include routes to be traveled. Operation of nursing homes.
------------------------------------------------------------------------------------------------------------------------------------
15   For Foreign Corporation Only - provide forms of purpose as stated in articles.
------------------------------------------------------------------------------------------------------------------------------------

                          Commonwealth of Pennsylvania

                              Department of State

                                [Graphic Crest Omitted]

                          CERTIFICATE OF INCORPORATION

                  Office of the Secretary of the Commonwealth

              To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                        SCHUYLKILL NURSING HOMES, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specfied and enjoined in and by the applicable laws of this Commonwealth.

                                   Given under my Hand and the Great Seal of the
 [graphic omitted]                       Commonwealth, at the City of
                                         Harrisburg, this 31st day of May in the
                                         year of our Lord one thousand nine
                                         hundred and eighty-eight and of the
                                         Commonwealth the two hundred twelfth


                                         /s/ [graphic of signature omitted]
                                         ---------------------------------------
                                              Secreatry of the Commonwealth

                                                                        1038510

Microfilm Number            Filed with the Department of State on  Aug 16, 1994


Entity Number 1038510                     /s/ [graphic of signature omitted]
                                          -------------------------------------
                                               Secretary of the Commonwealth


                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1926 (Rev 91)

   In compliance with the requirements of 15 Pa.C.S. ss.1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The name of the corporation surviving the merger is: Schuykill Nursing Homes, Inc.
--------------------------------------------------------------------------------
2. (Check and complete one of the following):

   |X| The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)   221 Mahantongo Street     Pottsville      PA                 Schuylkill
      --------------------------------------------------------------------------
         Number and Street         City            State      Zip     County

   (b)  c/o:
      --------------------------------------------------------------------------
   Name of Commercial Registered Office Provider                      County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

   |_| The surviving corporation is a qualified foreign business corporation incorporated under the laws of_________________and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)
      --------------------------------------------------------------------------
      Number and Street            City            State      Zip     County

     (b)  c/o:
      --------------------------------------------------------------------------
      Name of Commercial Registered Office Provider                   County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

   |_| The surviving corporation is a nonqualifled foreign business corporation incorporated under the laws of_____________________and the address of its principal office under the laws of such domiciliary jurisdiction is:

     ---------------------------------------------------------------------------
      Number and Street            City            State      Zip     County


3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:


     Name of Corporation             Address of Registered Office or Name of Commercial           County
                                     Registered Office Provider
     Schuylkill Acquisition          CT Corporation System
     ----------------------------------------------------------------------------------------------------
      Corp.                          1635 Market Street
     ----------------------------------------------------------------------------------------------------
                                     Philadelphia, PA 19102
     ----------------------------------------------------------------------------------------------------

          AUG 16 94
     PA Dept. of State

         M. BURR KEIM COMPANY
     (215)533 8113 (800) 5338113

DSCB:15-1926 (Rev 91) - 2

4.   (Check, and if appropriate complete, one of the following):

     |X| The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

     |_|  The plan of merger shall be effective on ___________ at __________
                                                       Date          Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

     Name of corporation                  Manner of adoption

     Schuylkill Acquisition Corp.         Adopted by action of the Directors and
                                          Shareholders of
     ---------------------------------------------------------------------------
     Schuylkill Nursing Homes, Inc.       the Corporation pursuant to 15 Pa.
                                          C.S. Section 1924 (a) Adopted by
                                          action of the Directors and
                                          Shareholders of the corporation
                                          pursuant to 15 Pa. C.S. Section
                                          1924 (a)
     ---------------------------------------------------------------------------
7.   (Check, and if appropriate complete, one of the following):

     |_| The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

     |_| Pursuant to 15 Pa.C.S. ss. 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

     353 Pine Street, P.O. Box 513         Williamsport       PA          17703
     ---------------------------------------------------------------------------
     Number and Street                     City               State       Zip

  IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly
authorized officer thereof this   o   day of August 1994
                               -------

Schuylkill Acquisition Corp.                 Schuylkill Nursing Homes, Inc.
--------------------------------------       -----------------------------------
      (Name of Corporation)                        (Name of Corporation)


BY: /s/ [graphic of signature omitted]    BY: /s/ [graphic of signature omitted]
    ----------------------------------       -----------------------------------
              (Signature)                                   (Signature)


Title:                                       Title:
--------------------------------------       -----------------------------------

Microfilm Number  9772-132    Filed with the Department of State on SEP 29 1997

Entity Number 1038510                         /s/ [graphic of signature omitted]
                                              ----------------------------------
                                              Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                             DSCB: 15-l507 (Rev 89)

Indicate type of entity (check one):

|XX| Domestic Business Corporation            |_| Limited Partnership

|_|  Foreign Business Corporation             |_| Foreign Nonprofit Corporation

|_|  Domestic Nonprofit Corporation

1. The name of the corporation or limited partnership is: Schuylkill Nursing Homes, Inc.
--------------------------------------------------------------------------------
2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following address to conform to the records of the Department):

     (a)    221 Mahanpongo Street   Pottsville   Pennsylyania   17901
     ---------------------------------------------------------------------------
            Number and Street       City         State          Zip       County

     (b)
     ---------------------------------------------------------------------------
     Name of Commercial Registered Office Provider                        County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is (complete part (a) or (b));

     (a)
     ---------------------------------------------------------------------------
     Number and Street              City         State          Zip       County

     (b)  United Corporate Services, Inc.                                Dauphin
     ---------------------------------------------------------------------------
        Name of Commercial Registered Office Provider                    County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. Such change was authorized by the Board of Directors of the corporation. (not applicable to limited partnerships)

  IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 29th day of September 1997.

                                              Schuylkill Nursing Homes, Inc.
                                         ---------------------------------------
                                         Name of Corporation/Limited Partnership


                                         BY: /s/ Brad Burkett
                                         ---------------------------------------
                                                        Signature


                                         TITLE: Brad Burkett, Secretary
                                         ---------------------------------------

SEP 29 97
PA Dept. of State

Microfilm Number 9843-1143   Filed with the Department of State on JUN - 3 1998

Entity Number 1038510                         /s/ [graphic of signature omitted]
                                              ----------------------------------
                                              Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-l507/4144/5507/6144/8506 (Rev 98)

Indicate type of entity (check one):

|X|  Domestic Business Corporation (15 Pa.C.S. ss. 1507)   |_| Foreign Nonprofit
                                                               Corporation (15 Pa.C.S. ss. 6144)

|_|  Foreign Business Corporation (15 Pa.C.S. ss. 4144)    |_| Domestic Limited
                                                               Corporation (15 Pa.C.S. ss. 8506)

|_|  Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5597)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: Schuylkill Nursing Homes, Inc.
--------------------------------------------------------------------------------
2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):
     (a)  221 Mahantongo Street
                             Potsville     Pennsylyania    17901      Schuylkill
      --------------------------------------------------------------------------
      Number and Street      City          State           Zip        County

     (b)  c/o:
      --------------------------------------------------------------------------
               Name of Commercial Registered Office Provider              County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b));

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          101 East State Street,
                                Kennett Square  PA            19348      Chester
          Number and Street     City            State         Zip        County

     (b) The registered office of the corporation or limited partnership shall be provided by:

          c/o:
              ------------------------------------------------------------------
               Name of Commercial Registered Office Provider              County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA. - 429 - 10/1/92)

JUN - 3 98
PA Dept. of State

DSCB: 15-l5O7/4144/5597/6144/8506 (Rev 98)

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

  IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 15th day of May 1998.

                                  Schuylkill Nursing Homes, Inc.
                                  ----------------------------------------------
                                      Name of Corporation/Limited Partnership


                                  BY:  /s/ Ira C. Gubernick
                                  ----------------------------------------------
                                          Signature (Ira C. Gubernick)


                                  TITLE: Secretary
                                  ----------------------------------------------

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU


Entity Number                  Decennial Report of
1038510                   Association Continued Existence
                               (54 Pa.C.S. ss. 503)


Name                                            Document will be returned to the
CT Corporation                                  name and address you enter to
----------------------------------------        the left.
Address
----------------------------------------
City            State           Zip Code
----------------------------------------
Fee : $52

                                 Filed in the Department of State on JAN 02 2002

                                 /s/ [graphic of signature omitted]
                                 ----------------------------------------------
                                          Secretary of the Commonwealth

   In compliance with the requirements of 54 Pa.C.S. ss. 503 (relating to decennial filings required) the undersigned association hereby states that:
--------------------------------------------------------------------------------
1.   The name of the association to which this report relates is:

     Schuylkill Nursing Homes, Inc.
--------------------------------------------------------------------------------
2. The (a) address of this association's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  Number and Street      City               State     Zip        County
     101 E State Street          Kennett Square     PA        19348      Chester
     ---------------------------------------------------------------------------
     (b)  Name of Commercial Registered Office Provider                  County
 -------------------------------------------------------------------------------
3.   The association has not during the preceding ten years made any filing in the Department a permanent record of which is retained by the
     Department.
--------------------------------------------------------------------------------
4.   The association continues to exist.
--------------------------------------------------------------------------------
2002 JAN-2 PM 1:35
PA. DEPT. OF STATE

DSCB:54-503-2

IN TESTIMONY WHEREOF, the undersigned association has caused this Decennial Report of Association Continued Existence to be signed by a duly authorized officer this ___day of ______, ____.

Schuylkill Nursing Homes, Inc.
-----------------------------------
       Name of Association


 /s/ [graphic of signature omitted]
-----------------------------------
            Signature

Sr. VP, General Counsel & Secretary
-----------------------------------
              TITLE